                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2
          Q&A WITH YOUR PORTFOLIO MANAGERS       4
                         GLOSSARY OF TERMS       6

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       7
                      FINANCIAL STATEMENTS      10
             NOTES TO FINANCIAL STATEMENTS      14
            REPORT OF INDEPENDENT AUDITORS      17

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      18
     FUND OFFICERS AND IMPORTANT ADDRESSES      19

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX FREE MONEY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY MICHAEL BIRD, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Concerns that a continuing strong
economy might ignite inflation spurred generally higher interest rates during the fund's fiscal year. Rising employment costs, strong consumer spending, and spikes in commodities prices contributed to several rate hikes--six since June 1999--approved by the Federal Reserve Board (the Fed). With the most recent increase in May 2000, the federal funds rate, a key short-term lending rate, ended the period at 6.5 percent.

    A volatile equity market didn't help the fixed-income market, which struggled with the challenges of rising interest rates and, mid-period, the effects of the year 2000 (Y2K) date change. Concerns that computer problems might make it difficult for investors to liquidate their investments in the final weeks of the year ultimately led yield spreads to widen between Treasuries and other types of bonds, such as corporate, high-yield, and mortgage-backed securities. However, investors' fears proved unfounded.

    During this time, we continued to see a shortage of fixed-rate notes in the short-term municipal bond market, with budget surpluses in many municipalities decreasing the need to issue new debt. As a result, short-term bond issuance was characterized by fewer and smaller deals than in recent years.

    For the 12-month period ended June 30, 2000, the fund produced a total return of 2.88 percent, and generated a seven-day average yield of 3.98 percent. The yield reflects the current earnings of the fund more closely than the total return calculation. As a result of recent market activity, current performance may vary from figures shown. Because income from the fund is exempt from federal income tax, it is important to compare its effective seven-day average yield to an equivalent taxable rate. Shareholders in the 36 percent federal income-tax bracket would need a taxable equivalent rate of 6.22 percent to equal the tax-free yield earned by the fund. Past performance is no guarantee of future results.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   Due to the depressed supply of
fixed-rate notes, we were very careful in our selection of the issues that were available during this time. We believed that issues in the six-month to one-year sector were expensive relative to the market and would not add significant value to the portfolio. Instead, we maintained our focus on smaller bond issues; these issues tend to be overlooked by larger investors in the municipal market, and, as a result, usually offer higher yields in order to attract buyers. For example, we recently purchased part of a serial bond issue from Missouri for a health and education facility at Washington University. We were able to identify this issue and purchase it at an attractive price due to diligent analysis by our research staff.

    We also invested approximately half of the fund's assets in highly liquid variable-rate notes. Toward the end of 1999, fixed-rate notes became slightly more attractive and less expensive as investors began to sell fixed-rate municipals in favor of shorter-term paper, such as variable-rate notes. Consequently, fixed-rate notes began to look more attractive as yields increased. Because we were already well positioned for Y2K, we were able to take advantage of this situation by purchasing a few fixed-rate notes.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET OVER THE COMING MONTHS?

A   With an eye on the Fed, we'll
continue to monitor key economic statistics for signs of an economic slowdown and clues about the Fed's interest-rate bias. If inflationary pressures continue, even at a moderate level, it's anticipated that the Fed will continue to increase rates toward the end of the year.

    We believe that supply in the variable-rate sector will remain abundant, while supply in the fixed-rate note sector will be light by comparison. We will continue to pursue relative stability, daily liquidity, and a competitive level of income, and will look to add value through careful security selection.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                               MATURITY   DATE OF     AMORTIZED
(000)     SECURITY DESCRIPTION                         DATE     PURCHASE      COST
          MUNICIPAL BONDS  100.3%
          DATES  24.3%
$1,400    Brazos River Auth TX Utils Elec Co Proj
          Ser 1996 B (AMBAC Insd)..................  07/03/00    4.800%    $ 1,400,000
 3,600    Iowa Fin Auth Rev Burlington Med Cent
          (FSA Insd)...............................  07/03/00    4.700       3,600,000
 1,400    Jackson Cnty, MS Port Fac Rev Chevron Inc
          Proj Rfdg................................  07/03/00    4.550       1,400,000
   600    New York City (LOC: Chase Manhattan
          Bank)....................................  07/03/00    4.500         600,000
   800    New York City Ser B (FGIC Insd)..........  07/01/00    4.750         800,000
   300    New York City Ser B (FGIC Insd)..........  07/01/00    4.750         300,000
   700    New York City Ser B (FGIC Insd)..........  07/01/00    4.750         700,000
                                                                           -----------
          TOTAL DATES...................................................     8,800,000
                                                                           -----------

          7 DAY FLOATERS  44.5%
   450    Calhoun Cnty, MI Econ Dev Corp Rev (LOC:
          Comerica Bank)...........................  07/06/00    4.550         450,000
 1,500    Floyd Cnty, GA Dev Auth Rev Berry College
          Inc Proj (LOC: SunTrust Bank)............  07/05/00    4.800       1,500,000
 1,000    Franklin Cnty, TN Hlth & Edl Facs Brd Rev
          Univ of the South........................  07/05/00    4.800       1,000,000
   500    Gibson Cnty, IN Pollutn Ctl Rev Toyota
          Mtr Mfg Proj Ser A.......................  07/01/00    4.150         500,000
   500    Gibson Cnty, IN Pollutn Ctl Rev Toyota
          Mtr Mfg Proj Ser A.......................  07/05/00    4.900         500,000
 1,400    Illinois Dev Fin Auth Rev Amer
          Osteopathic Assoc (LOC: Harris Trust &
          Savings Bank)............................  07/06/00    4.800       1,400,000
 1,000    Illinois Dev Fin Auth Rev Roosevelt Univ
          Ser 1995 (LOC: American Nat'l Bank &
          Trust of Chicago)........................  07/05/00    4.800       1,000,000
 1,000    Louisiana Loc Govt Envir Facs Cmnty Dev
          Auth Rev Shreveport Indp (MBIA Insd).....  07/01/00    4.500       1,000,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                               MATURITY   DATE OF     AMORTIZED
(000)     SECURITY DESCRIPTION                         DATE     PURCHASE      COST
          7 DAY FLOATERS (CONTINUED)
$1,000    Montgomery Cnty, MD Hsg Oppntys Comm Hsg
          Rev (FNMA Insd)..........................  07/05/00    4.950%    $ 1,000,000
 1,600    North Miami, FL Edl Facs Rev Miami Cnty
          Day Sch Proj (LOC: Bank of America)......  07/06/00    4.800       1,600,000
 1,175    Quad Cities Regl Econ Dev Auth IL Indl
          Dev Rev Var Seaberg Inds Inc Proj (LOC:
          Norwest Bank)............................  07/01/00    4.350       1,175,000
 1,000    Seattle, WA Wtr Sys Rev (LOC: Bayerische
          Landesbank Girozent).....................  07/05/00    4.950       1,000,000
 1,020    Virginia Small Business Fin Auth Rev Indl
          Dev Coral Graphic (LOC: Chase Manhattan
          Bank)....................................  07/06/00    5.000       1,020,000
 1,500    Washington St Hsg Fin Comm Multi-Family
          Mtg Rev Rfdg (LOC: Harris Trust & Savings
          Bank)....................................  07/04/00    5.100       1,500,000
   500    Wisconsin St Hlth Facs Auth Rev
          Franciscan Hlthcare Ser A-1 (LOC: Toronto
          Dominion Bank)...........................  07/05/00    4.950         500,000
 1,000    Wisconsin St Hlth Facs Auth Rev
          Franciscan Hlthcare Ser A-2 (LOC: Toronto
          Dominion Bank)...........................  07/05/00    4.950       1,000,000
                                                                           -----------
          TOTAL 7 DAY FLOATERS  44.5%...................................    16,145,000
                                                                           -----------
          BONDS/NOTES  31.5%
 1,000    Arizona Sch Dist Tax Antic Note Ser A....  07/31/00    4.050         999,213
   850    Cobb Cnty, GA Wtr & Swr Rev Ser A Rfdg...  07/01/00    4.600         850,000
   225    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd).............................  05/01/01    4.600         225,077
 1,000    Dallas, TX Area Rapid Trans Ser B........  07/11/00    4.200       1,000,000
 1,000    Greater TX Student Ln Corp Ser 1996 A
          Rfdg (Gtd: Student Ln Marketing Assn)....  03/01/01    4.280       1,000,000
   825    Iowa Student Ln Liquidity Corp Student Ln
          Rev Ser A................................  03/01/01    6.350         835,092
   500    Memphis, TN..............................  07/01/00    5.000         500,000
   420    Minnesota St Hsg Fin Agy Single Family
          Mtg Ser D................................  07/01/00    4.500         420,000
   300    Missouri St Hlth & Edl Facs Auth Edl
          Washington Univ Ser D....................  12/15/00    4.350         300,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                               MATURITY   DATE OF     AMORTIZED
(000)     SECURITY DESCRIPTION                         DATE     PURCHASE      COST
          BONDS/NOTES (CONTINUED)
$  475    Missouri St Hlth & Edl Facs Auth Edl
          Washington Univ Ser D....................  06/15/01    4.450%    $   475,000
 1,000    Municipal Elec Auth GA Ser 1985 A........  08/01/00    4.150       1,000,000
 1,000    New Mexico St Severance Tax Rfdg Ser A...  07/01/00    5.000       1,000,000
   550    Shelby Cnty, TN Rfdg Amt Ser A...........  08/01/00    5.250         550,202
 1,400    Texas St Ser A...........................  08/31/00    4.500       1,401,781
   870    University Cincinnati OH Rcpts Bond Antic
          Notes Ser AY-1...........................  10/05/00    5.250         871,448
                                                                           -----------
          TOTAL BONDS/NOTES  31.5%......................................    11,427,813
                                                                           -----------

TOTAL INVESTMENTS  100.3% (A)...........................................    36,372,813
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)...........................      (112,048)
                                                                           -----------

NET ASSETS  100.0%......................................................   $36,260,765
                                                                           ===========

(a) At June 30, 2000, cost is identical for both book and federal income tax purposes.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000

ASSETS:
Investments, at Amortized Cost which Approximates Market....  $36,372,813
Receivables:
  Interest..................................................      300,172
  Investments Sold..........................................       30,000
  Fund Shares Sold..........................................       28,163
Other.......................................................        9,816
                                                              -----------
    Total Assets............................................   36,740,964
                                                              -----------
LIABILITIES:
Payables:
  Custodian Bank............................................      200,597
  Distributor and Affiliates................................       35,159
  Income Distributions......................................       22,259
  Fund Shares Repurchased...................................       16,024
Trustees' Deferred Compensation and Retirement Plans........      152,207
Accrued Expenses............................................       53,953
                                                              -----------
    Total Liabilities.......................................      480,199
                                                              -----------
NET ASSETS..................................................  $36,260,765
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an
  unlimited number of shares authorized)....................  $36,274,524
Accumulated Net Realized Loss...............................      (13,759)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 36,278,684
  shares outstanding).......................................  $36,260,765
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2000

INVESTMENT INCOME:
Interest....................................................  $1,310,771
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     176,265
Distribution (12b-1) and Service Fees.......................      88,065
Shareholder Services........................................      68,014
Trustees' Fees and Related Expenses.........................      36,403
Shareholder Reports.........................................      33,261
Registration and Filing Fees................................      28,482
Audit.......................................................      24,522
Legal.......................................................       8,057
Custody.....................................................       7,708
Other.......................................................      17,305
                                                              ----------
    Total Expenses..........................................     488,082
    Investment Advisory Fee Reduction.......................     176,265
    Less Credits Earned on Cash Balances....................       2,767
                                                              ----------
    Net Expenses............................................     309,050
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,001,721
                                                              ==========
NET REALIZED GAIN...........................................  $      -0-
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,001,721
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended June 30, 2000 and 1999

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000    JUNE 30, 1999
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................... $   1,001,721    $     876,447
Net Realized Gain.......................................           -0-            3,512
                                                         -------------    -------------
Change in Net Assets from Operations....................     1,001,721          879,959
                                                         -------------    -------------

Distributions from Net Investment Income................    (1,001,690)        (876,415)
Distributions in Excess of Net Investment Income........           -0-              (31)
                                                         -------------    -------------
Distributions from and in Excess of Net Investment
  Income................................................    (1,001,690)        (876,446)
                                                         -------------    -------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.................................            31            3,513
                                                         -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................   116,122,679      203,834,945
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................     1,001,690          876,446
Cost of Shares Repurchased..............................  (114,396,469)    (203,186,961)
                                                         -------------    -------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..................................     2,727,900        1,524,430
                                                         -------------    -------------
TOTAL INCREASE IN NET ASSETS............................     2,727,931        1,527,943
NET ASSETS:
Beginning of the Period.................................    33,532,834       32,004,891
                                                         -------------    -------------
End of the Period (Including accumulated distributions
  in excess of net investment income of $31 in 1999).... $  36,260,765    $  33,532,834
                                                         =============    =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED JUNE 30,
                                              -----------------------------------------
                                              2000     1999     1998     1997     1996
                                              -----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $1.00    $1.00    $1.00    $1.00    $1.00
                                              -----    -----    -----    -----    -----
  Net Investment Income...................     .029     .025     .029     .028     .029
  Less Distributions from and in Excess of
    Net Investment Income.................     .029     .025     .029     .028     .029
                                              -----    -----    -----    -----    -----
NET ASSET VALUE, END OF PERIOD............    $1.00    $1.00    $1.00    $1.00    $1.00
                                              =====    =====    =====    =====    =====

Total Return*.............................    2.88%    2.55%    2.93%    2.82%    2.93%
Net Assets at End of Period (In
  millions)...............................    $36.3    $33.5    $32.0    $33.1    $35.6
Ratio of Expenses to Average Net
  Assets*.................................     .88%     .84%     .83%     .85%     .85%
Ratio of Net Investment Income to Average
  Net Assets*.............................    2.84%    2.53%    2.89%    2.78%    2.89%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..............................    1.38%    1.34%    1.40%    1.45%    1.53%
Ratio of Net Investment Income to Average
  Net Assets..............................    2.34%    2.03%    2.32%    2.17%    2.21%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide investors a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $13,759 which will expire on June 30, 2001.

D. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

E. EXPENSE REDUCTIONS During the year ended June 30, 2000, the Fund's custody fee was reduced by $2,767 as a result of credit earned on overnight cash balances.

2. INVESTMENT ADVISORY FEES AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................  .500 of 1%
Next $500 million...........................................  .475 of 1%
Next $500 million...........................................  .425 of 1%
Over $1.5 billion...........................................  .375 of 1%

    For the year ended June 30, 2000, the Adviser voluntarily waived $176,265 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2000, the Fund recognized expenses of approximately $1,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 2000, the Fund recognized expenses of approximately $19,200 representing Van Kampen Funds Inc's. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2000, the Fund recognized expenses of approximately $45,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2000 and June 30, 1999, capital aggregated $36,274,524 and $33,546,624, respectively. Transactions in shares were as follows:

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000    JUNE 30, 1999
Beginning Shares.......................................    33,550,784       32,026,330
                                                         ------------     ------------
Shares Sold............................................   116,122,679      203,834,945
Shares Issued Through Dividend Reinvestment............     1,001,690          876,446
Shares Repurchased.....................................  (114,396,469)    (203,186,937)
                                                         ------------     ------------
Net Change in Shares Outstanding.......................     2,727,900        1,524,454
                                                         ------------     ------------
Ending Shares..........................................    36,278,684       33,550,784
                                                         ============     ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 2000, are payments retained by Van Kampen of approximately $32,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free Money Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Tax Free Money Fund (the "Fund"), as of June 30, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended June 30, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated August 5, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
August 10, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents
INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated 100% of the income distributions as a tax-exempt income distribution.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.